EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated March 28, 1997, included in Omega Research, Inc.'s Form S-1 Registration Statement (No. 333-32077) for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.




                                                 /s/ ARTHUR ANDERSEN LLP
                                                 -----------------------
                                                 Arthur Andersen LLP




















Miami, Florida
November 24, 1997